EX10.1 - WC1 Mining Claim - Staked February 15, 2003

OFFICE USE — DO NOT WRITE IN THIS AREA

BRITISH COLUMBIA

Ministry of Energy and Mines, Energy and Minerals Division — Mineral Titles Branch

RECORD OF 4 POST CLAIM

Mineral Tenure Act, Section 27

Mining Division ______

Tenure Number ______

Date of Record ______

______ Gold Commissioner

APPLICATION TO RECORD A 4 POST CLAIM

I, William E. Lumley (Name of Locator) AGENT FOR Terry Gordon Cook (Name(s))

#338 - 500 Dunsmuir ST (Address) 2888 W 31st Ave (Address)

Vancouver BC Vancouver BC

V6B 1Y2 (Postal Code) 604 215 4182 (Telephone) V6L 2A2 (Postal Code) ______ (Telephone)

Client Number 116166 Client Number(s) 139879

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 82L05 33 in the Vernon Mining Division

ACCESS Describe how you gained access to the location; include reference to roads, trails, topographic features, permanent landmarks and a description of the legal corner post location.

North on Hwy 97 to Westside Rd 13.6 km to 6 Mile Cr 10.5 km North to McGregor Forest Rd 7.5 km West LCP is 210 m due East of road at that point

(continue description on reverse)

GPS Co-ordinates taken of posts: Yes ☐ No ☒ **If yes, complete information chart on reverse**

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post*) and impressed this information on the tag:

TAG INFORMATION

LEGAL CORNER POST

TAG No. 243128

CLAIM NAME WC 1

LOCATOR William E Lumley

FMC No. 116166

AGENT FOR Terry G Cook

FMC No. 139879

DATE COMMENCED Feb 15 2003

TIME 7:30 Am

DATE COMPLETED Feb 15 2003

TIME 3:56 Pm

NUMBER OF CLAIM UNITS

N 4 S ______ E ______ W 5

IDENTIFICATION POSTS NOT PLACED

were 4N0W, 4N2W, 4N3W, 4N4W 4N5W 3N5W, 2N5W 0N3N 0W2N

because Topography (Canyon) & snow conditions

* If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ______ degrees,

at a distance of ______ metres.

Bearing from identification post to witness post is ______ degrees, at a distance of ______ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

400328

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the *Mineral Tenure Act* and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim, and this information is true and correct.

William E. Lumley

Signature of Locator

SUB-RECORDER RECEIVED FEB 21 2003 M.R. # 11 $400.00 VANCOUVER, B.C. RECORDING STAMP